Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

FT Vest Bitcoin Strategy Floor15 ETF – April

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated April 1, 2026

As described in the Fund’s prospectus, the Fund is designed to participate in the positive price returns (before fees and expenses) of a reference instrument, which seeks to reflect generally (before fees and expenses) the performance of the price of bitcoin (the “Bitcoin Reference Instrument”). Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On March 31, 2026, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of April 1, 2026. The new Target Outcome Period will end on April 9, 2027. The Bitcoin Reference Instrument for the new Target Outcome Period will remain the Cboe Bitcoin U.S. ETF Index. The cap for the Fund for the Target Outcome Period beginning on April 1, 2026 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest Bitcoin Strategy Floor15 ETF – April (BFAP)	26.79%	25.87%

Please Keep this Supplement with your Fund Prospectus for Future Reference